SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 11, 2008
CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
(Exact Name of Registrant as Specified in Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

000-50249 (Commission File Number)	52-2298116 (IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY (Address of Principal Executive Offices)	10020 (Zip Code)
Registrant’s telephone number, including area code: (212) 492-1100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1: ITEM 1. BUSINESS
EX-99.2: ITEM 6. SELECTED FINANCIAL DATA
EX-99.3: ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS
EX-99.4: ITEM 8. CONSOLIDATED FINANCIAL STATEMENTS

Item 8.01. Other Events.
During the quarter ended September 30, 2007, CPA®:15 reclassified certain properties as assets held for sale, and in compliance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”) has reported revenue and expenses from the operations of these properties as discontinued operations for each period presented in its quarterly report for the quarter ended September 30, 2007 (including the comparable periods of the prior year). As required by accounting principles generally accepted in the United States of America, CPA®:15 must also retrospectively adjust its previously issued annual financial statements for each of the three years shown in CPA®:15’s last annual report on Form 10-K if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the retrospective adjustment. Therefore, CPA®:15 is retrospectively adjusting its historical financial statements in compliance with SFAS 144. The retrospective adjustment has no effect on CPA®:15’s previously reported net income, financial condition or cash flows.
This Report on Form 8-K updates Items 1, 6, 7 and 8 of CPA®:15’s 2006 annual report on Form 10-K filed on March 26, 2007 to reflect the reclassification of certain properties to assets held for sale during the quarter ended September 30, 2007 as discontinued operations. Item 1 remains unchanged with the exception of the section under Item 1(a). General Development of Business, entitled “Significant Developments During 2006 – Tenant Activity.” All other items of the annual report on Form 10-K remain unchanged. The updated sections of CPA®:15’s Form 10-K are attached hereto as exhibits 99.1, 99.2, 99.3 and 99.4. No attempt has been made to include any adjustments or update matters in the Form 10-K except to the extent expressly provided above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Item 1. Business.

99.2	Item 6. Selected Financial Data.

99.3	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2006.

99.4	Item 8. Consolidated Financial Statements and Supplementary Data.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
Date: March 11, 2008	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris, Managing Director and
acting Chief Financial Officer